UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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☐  Definitive Proxy Statement
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☐  Soliciting Material Pursuant to §240.14a-12

The Coca-Cola Company
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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. NNNNNNNNNNNN + C 1234567890 IMPORTANT ANNUAL MEETING INFORMATION 000004 NNNNNN ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 NNNNNNNNN ADD 5 ADD 6 Shareowner Meeting Notice and Admission Ticket 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareowners of The Coca-Cola Company to be held on April 27, 2011 You are receiving this notice that the proxy materials for The Coca-Cola Company 2011 Annual Meeting of Shareowners are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper or e-mail copy. The items to be voted on and location of the annual meeting are on the reverse side of this notice. Your vote is important. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report on Form 10-K are available at: www.envisionreports.com/coca-cola When you go online to view materials, you can also vote your shares. Please have this notice available 3 Easy Online Access — A Convenient Way to View Proxy Materials and Vote when you access the website to vote. Step 1: Go to www.envisionreports.com/coca-cola and view the proxy materials. Step 2: Click the Cast your Vote or Request Printed Materials section. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. How to Obtain a Copy of the Proxy Materials — If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 21, 2011 to facilitate timely delivery. C O C A + 002CS40124 01A47F

Shareowner Meeting Notice & Admission Ticket The Annual Meeting of Shareowners of The Coca-Cola Company will be held at the Cobb Galleria Centre, Two Galleria Parkway, Atlanta, Georgia 30339, on Wednesday, April 27, 2011, at 1:00 p.m., local time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR the following proposals and every 1 Year for Proposal 6: 1. To elect 15 directors identified in the Company’s 2011 proxy statement to serve until the 2012 Annual Meeting of Shareowners; 2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the 2011 fiscal year; 3. To approve the performance measures available under the Performance Incentive Plan of The Coca-Cola Company to preserve the tax deductibility of the awards; 4. To approve the performance measures available under The Coca-Cola Company 1989 Restricted Stock Award Plan to preserve the tax deductibility of the awards; 5. To hold an advisory vote on executive compensation (the say on pay vote); and 6. To hold an advisory vote on the frequency of holding the say on pay vote in the future. The Board of Directors recommends that you vote AGAINST the following proposal: 7. Shareowner proposal regarding a report on Bisphenol-A. Note: To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting. THIS IS NOT A PROXY CARD. To vote your shares on a proxy card, you must request that a paper copy of the proxy materials be mailed to you by following the instructions at the bottom of this page. If you wish to attend and vote at the meeting, please bring this notice and photo identification with you. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or e-mail options below. E-mail copies: Current and future e-mail delivery requests must be submitted via the Internet following the instructions below. If you request an e-mail copy of current materials you will receive an e-mail with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. 3 Internet — Go to www.envisionreports.com/coca-cola. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or e-mail copy of the current meeting materials and submit your preference for e-mail or paper delivery of future meeting materials. 3 Telephone — Call us free of charge at 1-866-641-4276 within the USA, Canada and Puerto Rico using a touch-tone phone and follow the instructions to order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. 3 E-mail — Send an e-mail to investorvote@computershare.com with “Proxy Materials The Coca-Cola Company” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the e-mail that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 21, 2011. 01A47F